MUNDER ASSET ALLOCATION FUND – BALANCED
MUNDER BOND FUND
MUNDER ENERGY FUND
MUNDER GROWTH OPPORTUNITIES FUND
MUNDER HEALTHCARE FUND
MUNDER INDEX 500 FUND
MUNDER INTERNATIONAL EQUITY FUND
MUNDER LARGE-CAP GROWTH FUND
MUNDER LARGE-CAP VALUE FUND
MUNDER MICRO-CAP EQUITY FUND
MUNDER MID-CAP CORE GROWTH FUND
MUNDER SMALL-CAP VALUE FUND
MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND
(collectively referred to as the “Funds”)
Supplement Dated August 23, 2010
to Prospectuses and Summary Prospectuses
Closure of Class B Shares
Effective after the close of business on October 30, 2010 (“Effective Date”), the Funds’ Class B shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after the Effective Date pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Funds’ existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.
After the Effective Date, any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. See “Front-End Sales Charge Reductions — Rights of Accumulation” in the applicable Fund’s prospectus.
All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC) and conversion features, will remain unchanged for Class B shares held after the Effective Date.
The Funds reserve the right to change these policies at any time.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE